UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Under Rule 14a-12


                              KNBT Bancorp, Inc.
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               (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, schedule or registration statement no.:

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     (3)  Filing party:

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     (4)  Date filed:

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

[KNBT LOGO]
KNBT Bancorp, Inc.
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                                               90 Highland Avenue
                                               Bethlehem, Pennsylvania 18017




                                                                 April 2, 2004

Dear Stockholder:

      You are cordially invited to attend the first annual meeting of stockholders of KNBT Bancorp, Inc. The meeting will be held in the Franklin and Jefferson Rooms at the Holiday Inn Bethlehem located at 300 Gateway Drive, Bethlehem, Pennsylvania, on Thursday, May 6, 2004 at 9:00 a.m., Eastern Daylight Time.

      At the annual meeting, you will be asked to elect five (5) directors for a three-year term, adopt our 2004 Stock Option Plan, adopt our 2004 Recognition and Retention Plan and Trust Agreement and ratify the appointment of Grant Thornton LLP as our independent auditors for the year ending December 31, 2004. Each of these matters is more fully described in the accompanying materials.

      It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person at the annual meeting, but will ensure that your vote is counted if you are unable to attend.

      Your continued support of KNBT Bancorp, Inc. is sincerely appreciated.

                                    Very truly yours,

                                    /s/ Scott V. Fainor

                                    Scott V. Fainor
                                    President and Chief Executive Officer

                              KNBT BANCORP, INC.
                              90 Highland Avenue
                         Bethlehem, Pennsylvania 18017
                                (610) 861-5000

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 6, 2004

      Our first annual meeting of stockholders will be held in the Franklin and Jefferson Rooms at the Holiday Inn Bethlehem located at 300 Gateway Drive, Bethlehem, Pennsylvania, on Thursday, May 6, 2004 at 9:00 a.m., Eastern Daylight Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

      (1) To elect five (5) directors for a three-year term, and until their successors are elected and qualified;

      (2)   To consider and approve the adoption of the 2004 Stock Option Plan;

      (3) To consider and approve the adoption of the 2004 Recognition and Retention Plan and Trust Agreement;

      (4) To ratify the appointment by the Audit Committee of the Board of Directors of Grant Thornton LLP as our independent auditors for the fiscal year ending December 31, 2004; and

      (5) To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

      Our stockholders of record as of the close of business on March 19, 2004, the voting record date, are entitled to notice of and to vote at the annual meeting and at any adjournment of the annual meeting.

                                          By Order of the Board of Directors

                                          /s/ Michele A. Linsky

                                          Michele A. Linsky
                                          Corporate Secretary

Bethlehem, Pennsylvania
April 2, 2004



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You are cordially invited to attend the annual meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise of the proxy.
------------------------------------------------------------------------------

                               Table of Contents

                                                                           Page
                                                                           ----

About the Annual Meeting of Stockholders..............................       1
Information with Respect to Nominees for Director, Continuing
Directors and Executive Officers......................................       3
   Election of Directors..............................................       3
   Members of the Board of Directors Continuing in Office.............       4
   Executive Officers Who Are Not Directors...........................       5
   Committees and Meetings of the Board of Directors..................       6
   Directors Attendance at Annual Meetings............................       7
   Director Nominations...............................................       7
   Director Compensation..............................................       7
   Compensation Committee Interlocks and Insider Participation........       7
Management Compensation...............................................       8
   Summary Compensation Table.........................................       8
   Stock Options......................................................       9
   Equity Compensation Plan Information...............................       9
   Employment Agreements..............................................      10
   Retirement and Severance Agreement.................................      11
   Benefit Plans......................................................      12
   Indebtedness of Management and Related Party Transactions..........      13
Report of the Executive Compensation Committee........................      13
Report of the Human Resources Committee of Keystone...................      14
   General Compensation Objectives and Policies.......................      14
Performance Graph.....................................................      15
Beneficial Ownership of Common Stock by Certain Beneficial
Owners and Management.................................................      16
   Section 16(a) Beneficial Ownership Reporting Compliance............      18
Proposal to Adopt the 2004 Stock Option Plan..........................      18
   General............................................................      18
   Description of the Option Plan.....................................      18
Proposal to Adopt the 2004 Recognition and Retention Plan and
Trust Agreement.......................................................      21
   General............................................................      21
   Description of the Recognition Plan................................      21
Ratification of Appointment of Auditors...............................      24
   Audit Fees.........................................................      24
Report of the Audit Committee.........................................      25
Stockholder Proposals, Nominations and Communications with the
Board of Directors....................................................      26
Annual Reports........................................................      26
Other Matters.........................................................      27

Appendix A - Audit Committee Charter..................................     A-1
Appendix B - Nominating and Corporate Governance Committee Charter....     B-1
Appendix C - 2004 Stock Option Plan...................................     C-1
Appendix D - 2004 Recognition and Retention Plan and Trust Agreement..     D-1

                               KNBT BANCORP, INC.
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS


      This Proxy Statement is furnished to holders of common stock of KNBT Bancorp, Inc., the parent holding company of Keystone Nazareth Bank & Trust Company. On October 31, 2003, we completed the conversion of Keystone (formerly, Keystone Savings Bank) from the mutual to stock form of organization and acquisitions of First Colonial Group, Inc. by KNBT Bancorp and Nazareth National Bank and Trust Company by Keystone. We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Stockholders to be held in the Franklin and Jefferson Rooms at the Holiday Inn Bethlehem located at 300 Gateway Drive, Bethlehem, Pennsylvania, on Thursday, May 6, 2004 at 9:00 a.m., Eastern Daylight Time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about April 2, 2004.

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                    ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

What is the purpose of the Annual Meeting?

      At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, approval of the 2004 Stock Option Plan, approval of the 2004 Recognition and Retention Plan and Trust Agreement and ratification of our independent auditors. In addition, management will report on the performance of KNBT Bancorp and respond to questions from stockholders.

Who is entitled to vote?

      Only our stockholders of record as of the close of business on the record date for the meeting, March 19, 2004, are entitled to vote at the meeting. On the record date, we had 30,529,450 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

      After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in street name by my broker, could my broker automatically vote my shares for me?

      No. Your broker will not be able to vote your shares on the 2004 Stock Option Plan or 2004 Recognition Plan without instructions from you. You should instruct your broker to vote your shares, following the directions your broker provides. Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

      Yes. All stockholders are invited to attend the annual meeting. Stockholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

      Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

         o First, you may send a written notice to our Corporate Secretary, Ms. Michele A. Linsky, KNBT Bancorp, Inc., 90 Highland Avenue, Bethlehem, Pennsylvania 18017, stating that you would like to revoke your proxy.

         o Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

         o        Third, you may attend the annual meeting and vote in person.
                  Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

      If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

      The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR the adoption of the 2004 Stock Option Plan, FOR the adoption of the 2004 Recognition and Retention Plan and Trust Agreement and FOR ratification of the appointment of Grant Thornton LLP for the fiscal year ending December 31, 2004.

      The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

      The election of directors will be determined by a plurality of the votes cast at the annual meeting. The five nominees for director receiving the most "for" votes will be elected. Under the regulations of the Federal Deposit Insurance Corporation, approval of the adoption of the 2004 Stock Option Plan and the 2004 Recognition Plan requires the affirmative vote of a majority of the total votes eligible to be cast at the annual meeting. The ratification of the appointment of our independent auditors and any other proposal will require the affirmative vote of a majority of the votes cast on the proposal.

      If you do not vote or if you abstain, it will have the effect of a vote against the proposals to adopt the 2004 Stock Option Plan and the 2004 Recognition Plan. Broker non-votes also will have the effect of a vote against the 2004 Stock Option Plan and 2004 Recognition Plan. Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote are not counted as votes cast and accordingly, will have no effect on the vote to ratify the appointment of our independent auditors.

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     INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS
                             AND EXECUTIVE OFFICERS
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Election of Directors

      Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our stockholders for staggered terms and until their successors are elected and qualified.

      At this first annual meeting, you will be asked to elect one class of directors, consisting of five directors, for a three-year term expiring in 2007 and until their successors are elected and qualified. No nominee for director is related to any other director or executive officer by blood, marriage or adoption. Stockholders of KNBT Bancorp are not permitted to use cumulative voting for the election of directors. Each nominee currently serves as a director of us and of Keystone Nazareth Bank & Trust Company.

      Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

      The following tables present information concerning the nominees for director and each director whose term continues, all of whom also serve as directors of Keystone. Ages are reflected as of March 19, 2004. Where applicable, service as a director includes service as a director of Keystone.

          Nominees for Director for a Three-Year Term Expiring in 2007

                                                     Principal Occupation During the Past Five                     Director
         Name                 Age                          Years/Public Directorships                               Since
----------------------       -----        ------------------------------------------------------------------       --------
Scott V. Fainor                42         President and Chief Executive Officer of KNBT Bancorp and                 2003
                                          Keystone since October 2003. Prior thereto, President and Chief
                                          Executive Officer of First Colonial and Nazareth National Bank,
                                          Nazareth, Pennsylvania, since January 2002; previously,
                                          Executive Vice President, First Union from 2001 until January
                                          2002 and President of the Lehigh Valley/Northeastern
                                          Pennsylvania region, First Union from 1997 to December 2000.

Christian F. Martin, IV        48         Chairman and Chief Executive Officer, C.F. Martin & Co., Inc.,            2003
                                          Nazareth, Pennsylvania, a guitar manufacturer.

R. Chadwick Paul, Jr.          50         Chief Executive Officer, Ben Franklin Technology Partners of              1984
                                          Northeastern Pennsylvania, Bethlehem,
                                          Pennsylvania, a technology based economic
                                          development company since 2002; prior
                                          thereto, Vice President of Nextlink,
                                          Wyomissing, Pennsylvania from 1997 to 2000.

Kenneth R. Smith               64         Executive Director of Regional Affairs, Lehigh University;                1999
                                          formerly, Vice President, Lehigh University; formerly, Mayor of
                                          Bethlehem.

R. Charles Stehly              47         Director of Business Relations, Corporate Environments Group,             1988
                                          an office furniture company, since 1996.


      The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

                                       Directors Whose Term Expires in 2005

                                                     Principal Occupation During the Past Five                     Director
         Name                 Age                          Years/Public Directorships                               Since
----------------------       -----        ------------------------------------------------------------------       --------
John A. Mountain               76         Currently retired.  Former Chief Financial Officer, Cryotech, Inc.,       1978
                                          Pittsburgh, Pennsylvania, a technology, energy and industrial company from October 1989 to 1999.  Previously, Chief Financial
                                          Officer, Air Products & Chemicals, Inc., Allentown, Pennsylvania.

Daniel B. Mulholland           51         President and Chief Executive Officer of DB Mulholland &                  2003
                                          Associates, a consulting firm, since
                                          January 2002; former President of
                                          Mallinckrodt Baker, Inc., Phillipsburg, New
                                          Jersey, a chemical manufacturer, Director
                                          of Sovereign Specialty Chemicals, Inc.

Charles J. Peischl             59         Attorney in the law firm Peters, Moritz, Peischl, Zulick & Landes,        2003
                                          LLP, Nazareth, Pennsylvania since 1973.

Robert R. Scholl               75         Financial Consultant, Prudential Financial, Allentown,                    1980
                                          Pennsylvania, an insurance and financial product provider.

Richard L. Strain              74         Currently retired.  Former President, Bethlehem Area Chamber of           1984
                                          Commerce.

                                       Directors Whose Term Expires in 2006

                                                     Principal Occupation During the Past Five                     Director
         Name                 Age                          Years/Public Directorships                               Since
----------------------       -----        ------------------------------------------------------------------       --------
Jeffrey P. Feather             61         Chairman of the Board of KNBT Bancorp and Keystone.                      1979
                                          Chairman, SunGard Pentamation, Inc., an administrative software and processing services company, Bethlehem,
                                          Pennsylvania; previously, Chairman and
                                          Chief Executive Officer of SunGard
                                          Pentamation, Inc.

Michael J. Gausling            46         President and Chief Executive Officer, OraSure Technologies,             2000
                                          Inc. a medical diagnostics company, since
                                          2002; previously, President and Chief
                                          Operating Officer since September 2000; and
                                          prior thereto, Chairman, President and
                                          Chief Executive Officer of STC
                                          Technologies, Inc.

Donna D. Holton                58         President and Chief Operating Officer, Turn of the Century               2002
                                          Solution, Inc., Glenmore, Pennsylvania, an intellectual property company, and Turn of the Century Solution LLP.

Richard Stevens, III           71         Currently retired.  Former Chairman of the Board of First                2003
                                          Colonial and Nazareth National Bank, Nazareth, Pennsylvania
                                          since January 1999; former Division Manager of Marketing for
                                          Computer Aid, Inc., Allentown, Pennsylvania.

Maria Zumas Thulin             50         Executive Vice President, Arcadia Development Corporation,               2003
                                          Bethlehem, Pennsylvania, a real estate development and

Executive Officers Who Are Not Directors

      Set forth below is the information with respect to the principal occupations during the last five years for the eight executive officers of Keystone Nazareth Bank & Trust Company who do not also serve as directors. Mr. Sobol also serves as an officer of KNBT Bancorp. Ages are reflected as of March 19, 2004.

           Name              Age                     Principal Occupation During the Past Five Years
----------------------     -------       -----------------------------------------------------------------------------------
Eugene T. Sobol               59         Senior Executive Vice President, Treasurer, Chief Operating Officer and Chief
                                         Financial Officer of KNBT Bancorp and Keystone since December 2003.  Prior thereto, Senior Executive Vice President, Treasurer and Chief Operating Officer
                                         of KNBT Bancorp since May 2003 and Keystone since February 2003;
                                         previously, Executive Vice President, Chief Financial Officer and Treasurer of
                                         Keystone Savings Bank since February 1998.

Deborah R. Goldsmith          54         Senior Vice President, Administration and Strategic Planning of Keystone since
                                         2001, prior thereto Vice President of Merchants National Bank, Bangor,
                                         Pennsylvania from June 2000 to July 2001; previously, Senior Regional
                                         Manager, Summit Bank, Bethlehem, Pennsylvania.

David W. Hughes               56         Senior Vice President, Marketing of Keystone since November 2003; prior thereto, Executive Vice President, Marketing and Branch Administration for
                                         Nazareth National Bank since April 2001; and Senior Team Leader, Patriot
                                         Bank, Pottstown, Pennsylvania, from September 1999 to April 2001.

David B. Kennedy              42         Senior Vice President, Corporate & Private Banking of Keystone since
                                         November 2003; prior thereto, Senior Vice President, Business Banking and
                                         Commercial Lending for Nazareth National Bank since September 2001;
                                         previously, Senior Vice President and Sector Manager of Summit Bank,
                                         Princeton, New Jersey from 1999 to 2001.

Carl F. Kovacs                53         Senior Vice President and Chief Information Officer of Keystone since
                                         November 2003; prior thereto Senior Vice President, Information Technology and General Operations for Nazareth National Bank since December 2002 and
                                         Senior Vice President of Strategic Planning and Internal Compliance from
                                         January 2002 to December 2002; previously, Site Manager, Aurum Technology
                                         Bank Service Bureau, Plano, Texas from 2001 to 2002; and Vice President,
                                         First Union Bank, Charlotte, North Carolina from 1997 to 2001.

Robert M. McGovern            65         Senior Vice President and Senior Trust Officer of Keystone's trust and brokerage services since November 2003, prior thereto, Executive Vice
                                         President, Trust and Wealth Management for Nazareth National Bank since
                                         February 1999; previously, Vice President and Senior Trust Specialist, First
                                         Union Bank, Allentown, Pennsylvania from 1998 to 1999.

William L. Vitalos            39         Senior Vice President of Branch Administration for Keystone since January
                                         2001; prior thereto, Vice President of Branch Operations since January 1999.

Karen L. Whitehill            51         Senior Vice President, Retail and Mortgage Lending for Keystone since 2001;
                                         prior thereto, Senior Vice President, Lending Operations since 1995.


Committees and Meetings of the Board of Directors

      The Board of Directors of KNBT Bancorp has established an Audit Committee, Executive Committee, Nominating and Corporate Governance Committee and Executive Compensation Committee. Members of the Board also serve on committees of Keystone Nazareth Bank & Trust Company, including Keystone's Human Resources Committee. KNBT Bancorp has not paid separate compensation to its executive officers or directors. As described below, the Executive Compensation Committee of KNBT Bancorp reviews the compensation of Mr. Fainor, our President and Chief Executive Officer, and Mr. Sobol, our Senior Executive Vice President, Chief Operating Officer, Treasurer and Chief Financial Officer.

      During the fiscal year ended December 31, 2003, the Board of Directors of KNBT Bancorp met seven times. The Board of Directors of Keystone, whose members are also members of our Board, met fifteen times in 2003. No director of KNBT Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he/she has served as a director and the total number of meetings held by all committees of the Board on which he/she served during the periods that he/she served, other than Mr. Gausling who, due to travel attended 68% of the Board and committee meetings. A majority of our directors are independent directors as defined in the Nasdaq listing standards. The Board of Directors has determined that Messrs. Feather, Gausling, Martin, Mountain, Mulholland, Paul, Peischl, Scholl, Smith, Stehly, Stevens and Strain and Mesdames Holton and Thulin are independent directors.

      Audit Committee. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors KNBT Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of five directors, all of whom are independent directors as defined in the Nasdaq's listing standards. The current members of the Audit Committee are Directors Gausling, Stevens, Strain, Thulin and Mountain, who is Chairman. Mr. John A. Mountain, CPA, a former Chief Financial Officer of Cryotech, Inc., Treasurer of Bell Atlantic Co. and Chief Financial Officer of Air Products & Chemicals, Inc., has been designated as our Audit Committee Financial Expert by the Board of Directors. The Audit Committee of KNBT Bancorp met twice in 2003 and the Audit Committee of Keystone met three times in 2003. The Audit Committee of KNBT Bancorp has adopted a charter which is attached hereto as Appendix A.

      Executive Committee. The Executive Committee is empowered to act in place of the full Board, with certain exceptions, between meetings of the full Board and acts as the primary contact between the Board and senior management. The committee's functions include, but are not limited to policy, interest rate risk, investment portfolio and peer data review, and strategic planning and initiatives. The Executive Committee serves as a pre-review forum for major projects, contracts and decisions, prior to presentation to the Board. The Executive Committee meets monthly, and additionally as needed and met fourteen times in 2003. The current members of the Executive Committee are Messrs. Fainor, Paul, Smith, Stehly, Stevens and Feather, who is Chairman.

     Nominating and Corporate Governance Committee. KNBT Bancorp established a Nominating and Corporate Governance Committee in 2004 for the purpose of nominating directors for election at this annual meeting. The current members of the Nominating and Corporate Governance Committee are Directors Paul, Smith, Stehly, Stevens and Feather who is Chairman. The Nominating and Corporate Governance Committee met once in 2004 to consider director nominations and recommended nominees to the full Board of Directors. The Nominating and Corporate Governance Committee members are independent directors, as defined in the Nasdaq listing standards. The committee's charter, as adopted at the March 2004 meeting, is attached hereto as Appendix B.

     Executive Compensation Committee. It is the responsibility of the Executive Compensation Committee of KNBT Bancorp to set the compensation of KNBT Bancorp's Chief Executive Officer and Chief Operating Officer/Chief Financial Officer. In connection with the recently completed conversion of Keystone and acquisition of First Colonial, we executed new employment agreements with each of Messrs. Fainor and Sobol, described below under "Management Compensation - Employment Agreements." As a result, the Executive Compensation Committee did not meet in fiscal 2003. The current members of the Executive Compensation Committee are Messrs.

Paul, Smith, Stehly, Stevens and Feather, who is Chairman, each of whom is an independent director as defined in the Nasdaq listing standards.

      Human Resources Committee. It is the responsibility of the Human Resources Committee of the Board of Directors of Keystone to institute a program which effectively provides incentive for executive management (excluding Messrs. Fainor and Sobol) to lead Keystone to its full potential. The current members of the committee are Directors Feather, Fainor, Gausling, Holton, Martin, Stehly and Paul, who is Chairman. The members of the Human Resources Committee of Keystone are independent directors other than Mr. Fainor who is our President and Chief Executive Officer. The Human Resources Committee of Keystone met twice in fiscal 2003.

Directors Attendance at Annual Meetings

      Directors are expected to attend the annual meeting absent a valid reason for not doing so. We expect that a Board meeting will typically be scheduled in conjunction with our annual meetings of stockholders, as is the case for this annual meeting.

Director Nominations

      In March 2004, the Nominating and Corporate Governance Committee adopted a written charter which is attached hereto as Appendix B. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. In addition, our Bylaws provide that no person 75 years of age or older is eligible for nomination to the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and stockholders. Any stockholder wishing to make a nomination must follow our procedures for stockholder nominations, which are described under "Stockholder Proposals, Nominations and Communications with the Board of Directors."

Director Compensation

     Our directors currently receive a fee of $1,700 for each regularly scheduled monthly and special board meeting attended. In addition, Mr. Feather receives an additional $600 for each regularly scheduled monthly and special board meeting for service as the Chairman of the Board. Committee members receive a fee of $600 for each committee meeting attended, with the Chairman of each committee receiving an additional $200 per committee meeting attended. Directors currently do not receive additional fees for service as directors of KNBT Bancorp. In connection with the termination of the Performance Unit Plan in September 2003, Keystone's long-term incentive plan, the nine directors who were trustees of Keystone prior to the acquisition of Nazareth National Bank, received a one-time payment of $17,000.

      We also maintain a deferred compensation program for the benefit of our directors, as well as our executive officers. Under the deferred compensation program, each director may defer any portion of his or her annual remuneration for serving as a director. Each director has the right, under the program, to direct the investment of his or her deferred fees.

Compensation Committee Interlocks and Insider Participation

      Determinations regarding compensation of Keystone's employees are made by the Human Resources Committee of the Board of Directors. Directors Feather, Fainor, Gausling, Holton, Martin, Stehly and Paul, who is Chairman, are members of the Human Resources Committee. Compensation of KNBT Bancorp's President and

Chief Executive Officer and our Senior Executive Vice President, Chief Operating Officer, Treasurer and Chief Financial Officer is reviewed by KNBT Bancorp's Executive Compensation Committee. Messrs. Paul, Smith, Stehly, Stevens and Feather who is Chairman, serve as members of the Executive Compensation Committee.

      No person who served as a member of the Executive Compensation Committee during 2003 was a current or former officer or employee of KNBT Bancorp or Keystone or engaged in certain transactions with KNBT Bancorp or Keystone required to be disclosed by regulations of the SEC. Mr. Fainor is a member of the Human Resources Committee, which determines the compensation of Keystone's executive officers other than Mr. Fainor. Additionally, there were no compensation committee "interlocks" during 2003, which generally means that no executive officer of KNBT Bancorp served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Executive Compensation Committee or Human Resources Committee.

--------------------------------------------------------------------------------
                             MANAGEMENT COMPENSATION
--------------------------------------------------------------------------------

Summary Compensation Table

      The following table sets forth a summary of certain information concerning the compensation paid by Keystone (including amounts deferred to future periods by the officers) for services rendered in all capacities during the years ended December 31, 2003 and 2002, to the President and Chief Executive Officer, former President and Chief Executive Officer, the other officer and former officer of Keystone whose salary plus bonus exceeded $100,000 in 2003. Mr. Fainor's salary reflects that which was earned in the last two months of 2003, after he was named as our President and Chief Executive Officer, subsequent to the acquisition of First Colonial. Pursuant to the terms of his employment agreement, Mr. Fainor's base salary for 2003 was $335,000.

                                                                                           Long-Term
                                                                   Annual                Compensation
                                                               Compensation(1)          ---------------
                                                       -----------------------------          LTIP                All Other
    Name and Principal Position        Year               Salary           Bonus           Payouts (4)          Compensation(5)
-----------------------------------    ----            ------------   --------------    ----------------       ---------------
Scott V. Fainor, President and         2003              $ 55,833     $         --       $         --          $     1,476
  Chief Executive Officer              2002                    --               --                 --                   --

Eugene T. Sobol, Senior Executive      2003               211,059          250,000            104,300                6,922
  Vice President, Chief Operating      2002               149,000           31,290(3)              --               79,301(6)
  Officer, Treasurer and Chief
  Financial Officer (2)

Frederick E. Kutteroff, President      2003               271,677          250,000            191,800              580,601(7)
  and Chief Executive Officer until    2002               274,000           57,540(3)              --              355,500(6)
  October 2003 (2)

James M. Higgins, Senior Vice          2003               102,769               --             60,000                5,345
  President, Private, Commercial       2002               100,000           15,400(3)              --                  115
  and Small Business Banking until
  November 2003

----------

(1) Keystone provides various miscellaneous benefits to the named executive officers. The costs of providing such benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each of such individuals.

                                        (Footnotes continued on following page.)

---------------------

(2) Some or all of such amounts reported as salary, bonus and long-term compensation for Messrs. Sobol and Kutteroff were deferred pursuant to Keystone's Trustee and Executive Deferred Compensation Plan.

(3) Represents bonuses earned in 2002, which were paid in 2003, pursuant to the terms of the Keystone Senior Management Variable Compensation Program.

(4) Represents payments in full settlement of the executive officers' interests in the Keystone Performance Unit Plan.

(5)   Under Keystone's 401(k) plan for fiscal 2003, $773, $4,004, $5,376 and
      $5,345 was allocated to the accounts of Messrs. Fainor, Sobol, Kutteroff and Higgins, respectively, and $703 and $2,918, representing the fair value at December 31, 2003 of the shares allocated to Messrs. Fainor and Sobol pursuant to the ESOP in 2003.

(6) Includes $75,000 and $350,000 contributed in 2002 to the accounts of Messrs. Sobol and Kutteroff, respectively, in Keystone's Deferred Compensation Trust.

(7) Includes $113,392 paid in 2003 and $461,833 payable in 2004 and 2005 to Mr. Kutteroff pursuant to his retirement and severance agreement entered into in March 2003, described below under "Retirement and Severance Agreement."


Stock Options

                          Fiscal Year-End Option Values

      The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of options held at the end of the fiscal year ended December 31, 2003 and the value with respect thereto.

                                              Number of Securities              Value of Unexercised
                                         Underlying Unexercised Options         In The Money Options
                                               at Fiscal Year End               at Fiscal Year End(1)
                                     ---------------------------------      ------------------------------

         Name                         Exercisable        Unexercisable       Exercisable     Unexercisable
----------------------------         -------------       -------------      -------------     ------------
Scott V. Fainor                         304,325              --               $3,591,035        $ --

----------
(1) Calculated by determining the difference between the fair market value of a share of the common stock underlying the options at December 31, 2003 ($17.58) and the exercise price of the options.

Equity Compensation Plan Information

      As of December 31, 2003, we did not have any equity compensation plans or individual compensation arrangements (whether with employees or non-employees, such as directors) in effect under which we could make grants or awards of our common stock. In connection with the acquisition of First Colonial Group, Inc., in October 2003, we assumed certain option plans of First Colonial. As of December 31, 2003, a total of 751,898 shares of our common stock were issuable upon exercise of outstanding options under those assumed plans. The weighted average exercise price of those outstanding options was $5.63 per share. No additional options may be granted under such plans.

Employment Agreements

      Keystone and KNBT Bancorp entered into employment agreements with Messrs. Fainor and Sobol in connection with the recently completed conversion and mergers. Mr. Fainor's employment agreement has a term of three years. On each annual anniversary date of the effective date of the employment agreement, the term will be extended for one additional year thereafter unless either KNBT Bancorp or Keystone, on the one hand, or Mr. Fainor on the other, gives notice 30 days prior to the annual anniversary date that the term will not be extended. Extension of the term also will cease automatically if Mr. Fainor's employment with either KNBT Bancorp or Keystone is terminated for any reason. Mr. Fainor's employment agreement provides that he will serve as the President and Chief Executive Officer of KNBT Bancorp and Keystone during the term of his employment agreement. As President and Chief Executive Officer, he will have the authority and responsibilities prescribed by KNBT Bancorp's and Keystone's bylaws and that are customary for such positions.

      Under the terms of the employment agreement, Mr. Fainor receives a base salary and is also entitled to participate in KNBT Bancorp's and Keystone's discretionary bonuses, benefit plans and programs, receive an automobile allowance and reimbursement of country club dues. The terms of Mr. Fainor's employment agreement provide that payments will be allocated between KNBT Bancorp and Keystone in proportion to the level of activity and the time expended on such activities by Mr. Fainor. In no event, however, would he receive duplicate payments or benefits from KNBT Bancorp and Keystone.

     In the event that, during the term of his employment agreement, Mr. Fainor's employment is terminated by KNBT Bancorp or Keystone without cause or for other than death or disability, or if Mr. Fainor resigns within six full calendar months following the occurrence of any of the reasons specified below, he will be entitled to receive as liquidated damages earned but unpaid base salary, benefits as to which he is entitled under plans maintained by KNBT Bancorp and Keystone through the date of termination, continued group life, health, dental, accident and disability benefits for the period of the remaining term of his employment agreement, but not more than two years, such period referred to as the Coverage Period, a cash lump sum payment to compensate him for the loss of salary, on a present value basis, cash bonus and incentive compensation, a cash lump sum payment equal to the excess, if any, of the present value of the benefits to which Mr. Fainor would be entitled under qualified and non-qualified pension plans if he had continued to be employed during the Coverage Period over the present value of the benefits to which he is actually entitled under such defined benefit pension plan as of the date his employment terminates and a cash lump sum payment equal to the additional employer contributions under qualified and non-qualified defined contribution plans, on a present value basis, to which Mr. Fainor would have been entitled had he continued to be employed during the Coverage Period. In addition, for the first year following the date on which his employment terminates, Mr. Fainor will be reimbursed for reasonable expenses incurred by him in searching for new employment not to exceed $75,000. To the extent that Mr. Fainor earns salary, cash bonus or incentive compensation, fees or comparable fringe benefits from another employer during this period and a change in control of KNBT Bancorp has occurred within one year of the date of Mr. Fainor's termination, the liquidated damages for loss of this type of compensation will be subject to repayment by Mr. Fainor. In addition, if Mr. Fainor surrenders his then outstanding options and shares of restricted stock within 30 days of the termination of his employment, KNBT Bancorp and Keystone will pay him the value of the excess of the fair market value of the KNBT Bancorp common stock covered by options granted to him over the exercise price of his outstanding options and the fair market value of his shares of restricted stock.

      The reasons specified in Mr. Fainor's employment agreement that would justify his resigning and receiving the liquidated damages described above are a material breach of the agreement by KNBT Bancorp or Keystone, including a reduction in his salary or a material reduction in his fringe benefits, and such breach remains uncured after 30 days written notice, a failure to appoint him to the positions in which he has a right to serve under his employment agreement, a failure to vest in him the authority and responsibilities associated with those positions and such failure is not cured after 30 days written notice, a change in his principal place of employment to a location more than 25 miles from KNBT Bancorp's and Keystone's corporate headquarters in Bethlehem, Pennsylvania, or the liquidation, dissolution, bankruptcy or insolvency of KNBT Bancorp or Keystone, KNBT Bancorp's or Keystone's notice to him that the employment period is not being extended as of any annual anniversary date of the agreement or a termination of his employment by KNBT Bancorp or Keystone for other than cause, voluntary resignation or retirement, death or disability.

      If a change in control, as defined in the employment agreement, of KNBT Bancorp occurs prior to the end of the term of his employment agreement, Mr. Fainor will be entitled to receive, in addition to any liquidated damages due to Mr. Fainor as described above, a severance benefit in a lump sum payment equal to the greater of (1) the salary and cash bonus or incentive compensation he would have received if his employment had continued until the expiration of the term of his employment agreement or (2) three times his average annual gross income from KNBT Bancorp, Keystone or either entity's predecessors during the past five full calendar years before the change in control less $1.00. In the event that due to a change in control, any amount paid or payable to Mr. Fainor is subject to the 20% excise tax under Section 4999 of the Internal Revenue Code, Mr. Fainor will be entitled to an additional payment such that on an after-tax basis, he is indemnified for the excise tax.

      Mr. Fainor's employment agreement contains a covenant not to compete, under which he agrees that if his employment terminates before the expiration of the term of his employment agreement other than a termination within 30 days of a change in control of KNBT Bancorp, he will not compete with Keystone in any county in which KNBT Bancorp or Keystone maintains an office as of the date of Mr. Fainor's termination until the expiration of the earlier of two years from the date on which his employment terminates or the date on which the term of his employment agreement would otherwise expire. In addition, for two years after his employment terminates, he agrees to not solicit Keystone's customers or solicit its employees to accept other employment in the counties where KNBT Bancorp or Keystone maintains an office as of the date of Mr. Fainor's termination.

      The terms of the employment agreement with Mr. Sobol provide that he will initially serve as Senior Executive Vice President and Chief Operating Officer of KNBT Bancorp and Keystone. The provisions of Mr. Sobol's contract, including the non-duplication provisions and payment upon a change in control of KNBT Bancorp, are substantially identical to Mr. Fainor's.

      Because the amount of the payments and benefits that could constitute a parachute payment under the employment agreements is dependent upon the timing, price and structure of any change in control that may occur in the future, it is not possible at this time to quantify the severance benefits payable to Messrs. Fainor and Sobol. Such payments may tend to discourage takeover attempts by increasing the costs to be incurred in the event of a takeover.

Retirement and Severance Agreement

      In March 2003, Keystone entered into a retirement and severance agreement with Mr. Kutteroff. Under the terms of the agreement, Mr. Kutteroff will be paid $326,000 and $135,833 during 2004 and 2005, respectively. Pursuant to the agreement, a payment of $250,000 was made upon completion of the conversion and the merger to the Deferred Compensation Trust account maintained for the benefit of Mr. Kutteroff. In addition, Mr. Kutteroff was paid $191,800 in full settlement of his interest in the Keystone Performance Unit Plan which was terminated in connection with the completion of the conversion and the merger. As a result of freezing the accrual of benefits under the defined benefit plan, pursuant to the terms of his retirement agreement Mr. Kutteroff was also paid $59,059. Under the terms of the retirement agreement, Mr. Kutteroff is also entitled to continued participation through May 2005 in Keystone's Trustee and Executive Deferred Compensation Plan and in various health and welfare benefit plans as well as being provided various miscellaneous fringe benefits including an automobile allowance. The agreement also provides that Mr. Kutteroff will continue to participate in Keystone's 401(k) plan and retirement plan through May 2005. If Mr. Kutteroff is not able to continue to participate in Keystone's defined benefit plan or 401(k) plan, we will make payments to the Trustee and Executive Deferred Compensation Plan maintained for Mr. Kutteroff equal to the benefits he would have received in the 401(k) plan and the retirement plan. Mr. Kutteroff's agreement contains a covenant not to compete under which he agreed that during the term during which compensation is being paid under the retirement agreement, he will not compete with Keystone within a radius of 100 miles of its headquarters. In addition, during the same period, he agreed neither to solicit Keystone's employees to accept other employment nor encourage any employee to terminate his or her employment with Keystone.

Benefit Plans

      Retirement Plan. Keystone participates in the Financial Institutions Retirement Fund, a multiple employer defined benefit plan intended to satisfy the tax-qualification requirements of Section 401(a) of the Internal Revenue Code. After the conversion of Keystone Savings Bank in October 2003, we determined to freeze the future accrual of benefits under the retirement plan in connection with the adoption or amendment of other qualified employee benefit plans. Employees became eligible to participate in the retirement plan upon the attainment of age 21 and the completion of one year of eligibility service. For purposes of the retirement plan, an employee earned one year of eligibility service when he completed 1,000 hours of service within a one-year eligibility computation period. An employee's first eligibility computation period was the one-year period beginning on the employee's date of hire. Subsequent eligibility computation periods began on January 1 and ended on December 31.

      The retirement plan provides for a monthly benefit upon a participant's retirement at the age of 65, or if later, the fifth anniversary of the participant's initial participation in the retirement plan (i.e., the participant's "normal retirement date"). A participant may also receive a benefit on his early retirement date, which is the date on which he attains age 55 and is partially or fully vested under the terms of the retirement plan. Benefits received prior to a participant's normal retirement date are reduced by certain factors set forth in the retirement plan. Participants become fully vested in their benefits under the retirement plan upon the completion of five years of vesting service as well as upon the attainment of normal retirement age (age 65).

      The following table sets forth the estimated annual benefits payable upon retirement at age 65 for the period ended December 31, 2003.

                                      Years of Benefit Service
------------------------------------------------------------------------------------------------------------------
   Final Average
      Earnings             15                  20                   25                  30                   35
      --------             --                  --                   --                  --                   --
   $ 50,000            $ 12,300            $ 16,500             $ 20,700            $ 25,000             $ 29,200
     75,000              19,400              26,600               33,700              40,900               48,100
    100,000              26,500              36,600               46,700              56,800               66,900
    125,000              33,600              46,700               59,700              72,800               85,800
    150,000              40,800              56,700               72,700              88,700              104,700
    175,000              47,900              66,800               85,700             104,600              123,600
    200,000              55,000              76,900               98,700             120,600              142,400
    225,000              62,100              86,900              111,700             136,500              161,300
    250,000              69,300              97,000              124,700             152,500              180,200
    300,000              83,500             117,100              150,700             184,300              217,900
    400,000             112,000             157,400              202,700             248,100              293,400
    450,000             126,300             177,500              228,700             280,000              331,200
    500,000(1)          140,500             197,600              254,700             311,800              368,900

----------
(1) The maximum amount of annual compensation which the retirement plan can consider in computing benefits is $205,000 in 2004, as adjusted for subsequent years pursuant to the Internal Revenue Code provisions.

      The approximate full years of credited service, as of December 31, 2003, for the named executive officers are as follows:


        Name                                    Years of Service
        ----------------------                 ------------------

        Frederick E. Kutteroff                        18
        Eugene T. Sobol                                8
        James M. Higgins                               1

Indebtedness of Management and Related Party Transactions

      In accordance with applicable federal laws and regulations, Keystone offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

--------------------------------------------------------------------------------
                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

      The Executive Compensation Committee of the Board of Directors of KNBT Bancorp is responsible for developing compensation policies and for setting the compensation for the Chief Executive Officer and Chief Operating Officer/Chief Financial Officer. These executive officers of KNBT Bancorp, who hold identical positions with Keystone, do not receive additional compensation for service as officers of KNBT Bancorp.

      The Executive Compensation Committee of the Board is comprised entirely of independent directors as defined by the Nasdaq's listing standards. During the year ended December 31, 2003, the Executive Compensation Committee of KNBT Bancorp did not meet. Messrs. Fainor and Sobol, our Chief Executive Officer and Chief Operating Officer/Chief Financial Officer, respectively, entered into employment agreements with KNBT Bancorp and Keystone in connection with Keystone's conversion to the stock form of organization and KNBT Bancorp's acquisition of First Colonial Group, Inc. in October 2003. The terms of these employment agreements, including salary, were established as part of our merger negotiations with First Colonial. Their respective salaries were set by the employment agreements which were approved by the full Board of Directors. Messrs. Fainor's and Sobol's compensation will be reviewed by the Executive Compensation Committee in 2004.

      As a result of the conversion, the Executive Compensation Committee will look to use various stock plans, in particular, the 2004 Stock Option Plan and the 2004 Recognition and Retention Plan and Trust Agreement being presented to stockholders at the Annual Meeting, to provide long-term incentive structures to align the executive officers' interests with those of stockholders and provide economic rewards commensurate with executive officers' performance.

                                Members of the Executive Compensation Committee

                                Jeffrey P. Feather, Chairman
                                R. Chadwick Paul, Jr.
                                Kenneth R. Smith
                                R. Charles Stehly
                                Richard Stevens, III

--------------------------------------------------------------------------------
               REPORT OF THE HUMAN RESOURCES COMMITTEE OF KEYSTONE
--------------------------------------------------------------------------------

      The Human Resources Committee of the Board of Directors of Keystone is responsible for developing executive compensation policies for Keystone's executive officers who are not also officers of KNBT Bancorp and for setting their compensation. The President and Chief Executive Officer of Keystone is a member of the Human Resources Committee and, under the direction and pursuant to the policies of the Human Resources Committee, implements the executive compensation policies for Keystone's executive officers.

      The Human Resources Committee of the Board is comprised of independent directors as defined by the Nasdaq's listing standards other than Mr. Fainor, our President and Chief Executive Officer. The Human Resources Committee believes it is appropriate for Mr. Fainor to be included in setting the compensation for the other executive officers of Keystone. During the year ended December 31, 2003, the Human Resources Committee of Keystone met twice.

General Compensation Objectives and Policies

      In determining the broad general salary and benefit policies, and to arrive at base salary and bonus pay levels, the Human Resources Committee utilizes compensation surveys developed by third parties. The compensation survey information is drawn from both national and regional financial research organizations that report compensation practices and salary levels for executive positions at comparably sized financial institutions, specifically community banks and thrifts. The Human Resources Committee's objective is to provide base salaries as well as the appropriate mix of total compensation that is reasonably competitive with total compensation paid by Keystone's peers as identified in such surveys.

      The salaries for Keystone's executive officers were increased in 2003 by percentages ranging from 4.0% to 23.3% over their 2002 salaries (excluding Messrs. Fainor and Sobol). The average increase was 9.0%, with the largest increase awarded to one executive officer whose substantive duties and responsibilities changed following the acquisition of First Colonial. Executive officers of Keystone who received a payout under the termination of the Performance Unit Plan were generally not awarded bonuses in 2003. Other executive officers were awarded bonuses ranging from 14.2% to 19.4% of their 2003 salaries.


                                       Members of the Human Resources Committee

                                       R. Chadwick Paul, Jr. Chairman
                                       Jeffrey P. Feather
                                       Scott V. Fainor
                                       Michael J. Gausling
                                       Donna D. Holton
                                       Christian F. Martin, IV
                                       R. Charles Stehly

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

      KNBT Bancorp completed its initial public offering on October 31, 2003, during which we sold an aggregate of 20,201,188 shares of common stock at a price of $10.00 per share. The following graph represents $100 invested in our common stock at the $16.88 per share closing price of the common stock on the Nasdaq National Market on November 3, 2003, the date our common stock commenced trading on the Nasdaq. The graph demonstrates comparison of the cumulative total returns for the common stock of KNBT Bancorp, the Nasdaq-Total US and the SNL Securities $1B-$5B Thrift Index for the periods indicated.

              [THE FOLLOWING DATA WAS REPRESENTED IN A LINE GRAPH]

                                                                                          Period Ending
                                                        -------------------------------------------------------------------
Index                                                   11/03/03       11/15/03       11/30/03      12/15/03       12/31/03
--------------------------------------                  --------       --------       --------      --------       --------
KNBT Bancorp, Inc.                                        100.00          95.32         100.24        102.01         104.15
NASDAQ - Total US                                         100.00          98.11          99.65         97.54         101.90
SNL $1B-$5B Thrift Index                                  100.00          99.31         101.81        101.07         103.07

----------
*     Source: SNL Financial LC

--------------------------------------------------------------------------------
                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

      The following table sets forth as of March 19, 2004, the voting record date, certain information as to the common stock beneficially owned by (a) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (b) the directors of KNBT Bancorp, (c) certain executive officers of KNBT Bancorp named in the Summary Compensation Table; and (d) all directors and executive officers of KNBT Bancorp as a group.

                                                                Amount and Nature
                       Name of Beneficial                         of Beneficial
                       Owner or Number of                        Ownership as of             Percent of
                        Persons in Group                        March 19, 2004(1)            Common Stock
                        ----------------                        -----------------            ------------
Keystone Nazareth Charitable Foundation                            1,616,095(2)                 5.3%
90 Highland Avenue
Bethlehem, Pennsylvania 18017

Directors:
   Jeffrey P. Feather                                                169,342(3)                   *
   Scott V. Fainor                                                   410,122(4)                 1.3%
   Michael J. Gausling                                                     - -                    *
   Donna D. Holton                                                    50,000(5)                   *
   Christian F. Martin, IV                                           123,213(6)                   *
   John A. Mountain                                                   17,500(7)                   *
   Daniel B. Mulholland                                               35,401(8)                   *
   R. Chadwick Paul, Jr.                                              25,360(9)                   *
   Charles J. Peischl                                                28,364(10)                   *
   Robert R. Scholl                                                  10,000(11)                   *
   Kenneth R. Smith                                                  50,000(12)                   *
   R. Charles Stehly                                                 41,183(13)                   *
   Richard Stevens, III                                              31,776(14)                   *
   Richard L. Strain                                                 16,500(15)                   *
   Maria Z. Thulin                                                   63,780(16)                   *

Other Named Executive Officers:
   Eugene T. Sobol                                                   45,007(17)                   *
   Frederick E. Kutteroff                                            75,000(18)                   *
   James M. Higgins                                                   5,150(19)                   *

All directors and executive officers of KNBT Bancorp              1,292,966(20)                 4.2%
  and Keystone as a group (25 persons)

----------

*     Represents less than 1% of our outstanding common stock.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                        (Footnotes continued on following page.)

(2) The Keystone Nazareth Charitable Foundation was formed in connection with the conversion of Keystone completed in October 2003. Under the terms of the approval from the Federal Deposit Insurance Corporation, authorizing the establishment of the foundation, shares of our common stock owned by the foundation are required to be voted in the same ratio as all other shares of common stock on all proposals presented to stockholders for consideration. The foundation has sole dispositive power with respect to all the shares it holds.

(3) Includes 104,342 shares held jointly with Mr. Feather's spouse, 50,000 shares held by Mr. Feather in his individual retirement account and 15,000 shares held as custodian for his son.

(4) Includes 304,325 shares subject to stock options which are exercisable within 60 days of the voting record date and 40 shares allocated to Mr. Fainor pursuant to the ESOP.

(5)   The 50,000 shares are held jointly with Ms. Holton's spouse.

(6) Includes 10,096 shares held by Mr. Martin's spouse and 21,205 shares subject to stock options which are exercisable within 60 days of the voting record date.

(7)   The 17,500 shares are held jointly with Mr. Mountain's spouse.

(8) Includes 2,593 shares held jointly with Mr. Mulholland's spouse, 1,554 shares held by Mr. Mulholland's spouse, 3,548 shares held by Mr. Mulholland's spouse in custody for his son and 26,674 shares subject to stock options which are exercisable within 60 days of the voting record date.

(9) Includes 25,000 shares held jointly with Mr. Paul's spouse and 360 shares held by Mr. Paul's children.

(10) Includes 26,673 shares subject to stock options which are exercisable within 60 days of the voting record date.

(11)  The 10,000 shares are held jointly with Mr. Scholl's spouse.

(12)  The 50,000 shares are held jointly with Mr. Smith's spouse.

(13)  The 41,183 shares are held jointly with Mr. Stehly's spouse.

(14) Includes 21,209 shares subject to stock options which are exercisable within 60 days of the voting record date.

(15) Includes 10,000 shares held jointly with Mr. Strain's spouse and 3,000 shares held directly by Mr. Strain's spouse.

(16) Includes 17,719 shares held jointly with Ms. Thulin's spouse, 518 shares held directly by Ms. Thulin's spouse, 15,744 shares subject to stock options which are exercisable within 60 days of the voting record date, 11,183 shares held in trust for her children and 5,750 shares held in trust for her mother.

(17) Includes 44,841 shares held jointly with Mr. Sobol's spouse and 166 shares allocated to Mr. Sobol's account pursuant to the KNBT Bancorp Employee Stock Ownership Plan.

(18) Includes 14,460 shares held by Mr. Kutteroff in his individual retirement account, 3,940 shares held by Mr. Kutteroff's spouse in her individual retirement account and 46,060 shares held directly by his spouse.

(19) Includes 4,100 shares held in Mr. Higgins's individual retirement account and 50 shares held by his children.

(20) Includes 615 shares allocated to executive officers pursuant to the KNBT Bancorp Employee Stock Ownership Plan, 4,859 shares allocated to executive officers pursuant to the First Colonial Group Employee Stock Ownership Plan and 490,897 shares which may be acquired by directors and executive officers upon the exercise of stock options exercisable within 60 days of March 19, 2004, the voting record date.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of KNBT Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of KNBT Bancorp's common stock.

      Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended December 31, 2003, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934, with the exception of Mr. Feather who, due to an administrative error on the part of KNBT Bancorp in communicating the exchange of shares of First Colonial owned by Mr. Feather on October 31, 2003, filed a report on March 17, 2004 reporting shares of our common stock received for shares of First Colonial.

--------------------------------------------------------------------------------
                  PROPOSAL TO ADOPT THE 2004 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

      On February 23, 2004, the Board of Directors adopted the 2004 Stock Option Plan which is designed to attract and retain qualified officers and other employees, provide officers and other employees with a proprietary interest in KNBT Bancorp as an incentive to contribute to our success and reward officers and other employees for outstanding performance. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of
Section 422 of the Internal Revenue Code and non-qualified or compensatory stock options (the incentive stock options and the non-qualified (compensatory) options are together called, the "options"). Options will be available for grant to officers, employees and directors of KNBT Bancorp and any subsidiary except that non-employee directors will be eligible to receive only awards of non-qualified options. The Board of Directors believes that the Option Plan is in the best interest of KNBT Bancorp and our stockholders. If stockholder approval is obtained, options to acquire shares of common stock will be awarded to officers, employees and non-employee directors of KNBT Bancorp and Keystone with an exercise price equal to the fair market value of the common stock on the date of grant.

Description of the Option Plan

      The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix C.

      Administration. The Option Plan will be administered and interpreted by a committee of the Board of Directors that is currently comprised of Messrs. Paul, Smith, Stehly, Stevens and Feather, who is chairman.

      Stock Options. Under the Option Plan, the Board of Directors or the committee will determine which employees, including officers, and non-employee directors (including advisory directors) will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of common stock. Under the Option Plan, the per share exercise price of both an incentive and a compensatory stock option must at least equal the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who beneficially own 10% or more of KNBT Bancorp common stock stockholders).

      Under the Option Plan, options will become vested and exercisable at the rate of 20% per year over five years, commencing one year from the date of grant. The right to exercise will be cumulative. However, no vesting may occur on or after a participant's employment or service with KNBT Bancorp or any of our subsidiaries is terminated for any reason other than his death or disability. Unless the committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his employment or service with KNBT Bancorp or a subsidiary company because of his death or disability or as of the effective date of a change in control of us.

      Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either: (1) ten years after its date of grant or (2) six months after the date on which the optionee's employment or service terminates, unless extended by the committee or the Board of Directors for a period of up to three years from such termination. Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his employment or service with KNBT Bancorp or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee will have three years following his termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his employment or service with KNBT Bancorp following a change in control of KNBT Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the one year period following his death. In no event may any option be exercisable more than ten years from the date it was granted.

      Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, may be exercisable only by the optionee or his guardian or legal representative. However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee's spouse, children, step children, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

      Payment for shares purchased upon the exercise of options may be made (a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to KNBT Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (c) if permitted by the committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the previous exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option, by withholding some of the shares of common stock which are being purchased upon exercise of an option, or any combination of the foregoing. With respect to subclause (c) in the preceding sentence, the shares of common stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by KNBT Bancorp pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

     If the fair market value of a share of common stock at the time of exercise is greater than the exercise price per share, paying the exercise price using shares of already owned KNBT Bancorp common stock would enable the optionee to acquire a number of shares of common stock upon exercise of the option, which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and withhold a portion of the shares acquired upon such exercise (if permitted by the committee or the Board of Directors) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of common stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (a) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (b) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver common stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares.

      Number of Shares Covered by the Stock Option Plan. A total of 2,020,119 shares of common stock have been reserved for future issuance pursuant to the Option Plan which is equal to 10% of the shares of common stock sold in the conversion, not including shares contributed to the Keystone Nazareth Charitable Foundation or the shares issued in the merger. The Option Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Option Plan, respectively. Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Option Plan. In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

      Term of the Stock Option Plan. Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from February 23, 2003 assuming approval of the Option Plan by our stockholders. Termination of the Option Plan shall not affect any previously granted options.

      Federal Income Tax Consequences. Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. Regarding incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to KNBT Bancorp at any time as a result of such grant or exercise. An optionee, however, may be subject to the alternative minimum tax upon exercise of an incentive stock option. With respect to compensatory stock options, the difference between the fair market value of the shares on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and KNBT Bancorp will be entitled to a deduction in the amount of income so recognized by the optionee.

      Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a Compensation Committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, stockholders in a separate vote prior to payment; and (d) prior to payment, the Compensation Committee must certify that the performance goals and any other material terms were in fact satisfied (the "certification requirement").

      Treasury regulations provide that compensation attributable to a compensatory stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if:
(a) the grant is made by a Compensation Committee consisting solely of two or more outside directors, as defined; (b) the plan under which the option right is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; (c) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant; and (d) the stock option plan is disclosed to and subsequently approved by the stockholders. The certification requirement is not necessary if these other requirements are satisfied.

      The Option Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to stock options granted under the Stock Option Plan in accordance with the foregoing requirements will be fully deductible under
Section 162(m) of the Internal Revenue Code. The Board of Directors believes that the likelihood of any impact on KNBT Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

      The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

      Accounting Treatment. The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation, as amended," which established financial accounting and reporting standards for stock-based employee compensation plans. At this time, SFAS No. 123 permits companies to either use a fair value method as defined by SFAS No. 123 or, alternatively, the intrinsic value method for accounting for an employee stock option or similar equity instrument under APB Opinion No. 25, "Accounting for Stock Issued to Employees." It is anticipated, however, that the FASB will propose rules shortly that would require expensing of stock-based employee compensation awards. We intend to review the two methodologies currently permitted under SFAS No. 123, as well as the rule changes proposed by FASB, if available, prior to making a determination of the accounting treatment to be used.

      Stockholder Approval. No options will be granted under the Option Plan unless the Option Plan is approved by stockholders. Stockholder approval of the Option Plan will also satisfy The Nasdaq Stock Market(R) listing and federal tax requirements.

      Options to be Granted. The Board of Directors of KNBT Bancorp adopted the Option Plan, and the committee established thereunder intends to meet promptly after approval by stockholders to determine the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of KNBT Bancorp and Keystone. At the present time, no specific determination has been made as to allocation of grants. The committee is also considering awarding options to certain non-executive officers and employees of Keystone.

      The Board of Directors recommends that you vote FOR adoption of the 2004 Stock Option Plan.


--------------------------------------------------------------------------------
                   PROPOSAL TO ADOPT THE 2004 RECOGNITION AND
                       RETENTION PLAN AND TRUST AGREEMENT
--------------------------------------------------------------------------------

General

      The Board of Directors has adopted the 2004 Recognition and Retention Plan and Trust Agreement, the objective of which is to enable KNBT Bancorp to provide officers, employees and directors with a proprietary interest in KNBT Bancorp and as an incentive to contribute to its success. Officers, employees and directors of KNBT Bancorp and Keystone who are selected by the Board of Directors of KNBT Bancorp or members of a committee appointed by the Board will be eligible to receive benefits under the Recognition Plan. If stockholder approval is obtained, shares will be granted to officers, employees and directors as determined by the committee or the Board of Directors.

Description of the Recognition Plan

      The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix D.

      Administration. A committee of the Board of Directors of KNBT Bancorp will administer the Recognition Plan, which currently consists of Messrs. Paul, Smith, Stehly, Stevens and Feather, who is chairman. The members of the committee also serve as initial trustees of the trust established pursuant to the Recognition Plan. The trustees will have the responsibility to invest all funds contributed by KNBT Bancorp to the Trust.

      Upon stockholder approval of the Recognition Plan, KNBT Bancorp will contribute sufficient funds to the Recognition Plan Trust so that the Trust can purchase a number of shares of common stock equal to 4% of the common stock sold in the conversion, not including shares contributed to the Keystone Nazareth Charitable Foundation or the shares issued in connection with the merger, or 808,048 shares. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although KNBT Bancorp reserves the right to issue previously unissued shares or treasury shares to the Recognition Plan. The issuance of new shares by KNBT Bancorp would be dilutive to the voting rights of existing stockholders and to KNBT Bancorp's book value per share and earnings per share.

      Grants. Shares of common stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all stockholder rights with respect to shares which have been earned and allocated under the Recognition Plan. In addition, recipients of shares of restricted stock that have been granted pursuant to the Recognition Plan that have not yet been earned and distributed (other than shares granted pursuant to Performance Share Awards (as defined below)) are entitled to direct the trustees of the Trust as to the voting of such shares on the recipient's behalf. However, until such shares have been earned and allocated, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends or stock dividends declared in respect of unvested share awards (except Performance Share awards) will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the Trust receives the dividends. With respect to unearned Performance Share Awards, any cash dividends declared with respect to them will be held in the Trust for the benefit of the recipients of such Performance Shares Awards and such dividends will be held by the Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the Performance Share Awards do become earned.

      If a recipient terminates employment or service with KNBT Bancorp for reasons other than death or disability, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service with KNBT Bancorp or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with KNBT Bancorp or any subsidiary and shall be distributed as soon as practicable thereafter. In the event of a change in control of KNBT Bancorp, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

     Performance Share Awards. The Recognition Plan provides the committee with the ability to condition or restrict the vesting or exercisability of any Recognition Plan award upon the achievement of performance targets or goals as set forth under the Recognition Plan. Any Recognition Plan award subject to such conditions or restrictions is considered to be a "Performance Share Award." Subject to the express provisions of the Recognition Plan and as discussed in this paragraph, the committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Recognition Plan, as may be determined from time to time by the committee. Each Performance Share Award shall be granted and administered to comply with the requirements of
Section 162(m) of the Internal Revenue Code. Accordingly, the performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals (as defined below). Notwithstanding satisfaction of any Performance Goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be reduced or eliminated, but not increased, by the committee on the basis of such further considerations as the committee in its sole discretion shall determine.



                                      -22


      Subject to stockholder approval of the Recognition Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either KNBT Bancorp as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as preestablished by the committee under the terms of the Performance Share Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; assets; stock price; total stockholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth. To the extent the committee considers granting a Performance Share Award, it may engage outside compensation consultants to assist it in establishing such performance-based targets.

      Federal Income Tax Consequences. Pursuant to Section 83 of the Internal Revenue Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest. A recipient of a Recognition Plan award may elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first issued to him or her, notwithstanding the vesting schedule of such awards. KNBT Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

      Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives. Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a Compensation Committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (d) prior to payment, the Compensation Committee must certify that the performance goals and any other material terms were in fact satisfied.

      The Recognition Plan, with respect to Performance Share Awards, has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to Performance Share Awards granted under the Recognition Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code. The Board of Directors believes that the likelihood of any impact on KNBT Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

      The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

      Accounting Treatment. For a discussion of Statement of Financial Accounting Standards No. 123, see "Proposal to Adopt the 2003 Stock Option Plan
- Description of the Stock Option Plan - Accounting Treatment." KNBT Bancorp will recognize a compensation expense as shares of common stock granted pursuant to the Recognition Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes. The vesting of plan share awards will have the effect of increasing KNBT Bancorp's compensation expense.

      Stockholder Approval. No awards will be granted under the Recognition Plan unless the Recognition Plan is approved by our stockholders.

      Shares to be Granted. The Board of Directors of KNBT Bancorp adopted the Recognition Plan and the committee established thereunder intends to grant shares to executive officers, employees and non-employee directors of KNBT Bancorp and Keystone. The Recognition Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Recognition Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition Plan. Although, the committee expects to act promptly after receipt of stockholder approval to issue awards under the Recognition Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

       The Board of Directors recommends that you vote FOR adoption of the 2004 Recognition and Retention Plan and Trust Agreement.

--------------------------------------------------------------------------------
                     RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

      The Audit Committee of the Board of Directors of KNBT Bancorp has appointed Grant Thornton LLP, independent certified public accountants, to perform the audit of our financial statements for the year ending December 31, 2004, and further directed that the selection of auditors be submitted for ratification by the stockholders at the annual meeting.

      We have been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with KNBT Bancorp or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Grant Thornton LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

      In determining whether to appoint Grant Thornton LLP as our auditors, our Audit Committee considered whether the provision of services, other than auditing services, by Grant Thornton LLP is compatible with maintaining the auditors' independence. In addition to performing auditing services as well as reviewing KNBT Bancorp's public filings, our auditors performed tax-related services, including the completion of KNBT Bancorp's corporate tax returns, in fiscal 2003. The Audit Committee believes that Grant Thornton LLP's performance of these other services is compatible with maintaining the auditor's independence.

      The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending December 31, 2004.

Audit Fees

      The following table sets forth the aggregate fees paid by us to Grant Thornton LLP for professional services rendered by Grant Thornton LLP in connection with the audit of KNBT Bancorp's consolidated financial statements for 2003 and the consolidated financial statements of Keystone Savings Bank for 2002, as well as the fees paid by us to Grant Thornton LLP for audit-related services, tax services and all other services rendered by Grant Thornton LLP to us during 2003 and 2002.

                                                 Year Ended December 31,
                                                ------------------------
                                                   2003           2002
                                                ---------       --------
Audit fees (1).......................          $  428,970       $ 63,500
Audit-related fees (2)...............              14,930             --
Tax fees (3).........................              48,710          9,400
All other fees.......................                  --             --
                                                ---------       --------
         Total.......................           $ 492,610       $ 72,900
                                                =========       ========

                                                  (Footnotes on following page.)

---------------------

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission, including Keystone's conversion and KNBT Bancorp's initial public offering completed on October 31, 2003.

(2) Audit-related fees in 2003 consisted of fees incurred in connection with acquisition consulting associated with the acquisition of Nazareth National Bank.

(3) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

      As provided in its charter, the Audit Committee selects our independent auditors and pre-approves all audit services to be provided by the independent auditors to KNBT Bancorp. The Audit Committee also reviews and pre- approves all audit-related and non-audit related services rendered by our independent auditors in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

      Each new engagement of Grant Thornton LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission rules.

--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

      The functions of the KNBT Bancorp Audit Committee include the following: performing all duties assigned by the Board of Directors; selecting our independent auditors; reviewing with KNBT Bancorp's management and our independent public accountants the financial statements issued by KNBT Bancorp and Keystone pursuant to federal regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates; assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses; and assessing compliance with laws and regulations and overseeing the internal audit function.

      The Audit Committee has reviewed and discussed KNBT Bancorp's audited financial statements with management. The Audit Committee has discussed with KNBT Bancorp's independent auditors, Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Grant Thornton LLP, the independent auditors' independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in KNBT Bancorp's Annual Report on Form 10-K for fiscal year 2003 for filing with the Securities and Exchange Commission.

                                              Members of the Audit Committee

                                              John A. Mountain, Chairman
                                              Michael J. Gausling
                                              Richard Stevens, III
                                              Richard L. Strain
                                              Maria Zumas Thulin

--------------------------------------------------------------------------------
              STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                           WITH THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

      Stockholder Proposals. Any proposal which a stockholder wishes to have included in the proxy materials of KNBT Bancorp relating to the next annual meeting of stockholders of KNBT Bancorp, which is currently expected to be held in May 2005, must be received at the principal executive offices of KNBT Bancorp, Inc., 90 Highland Avenue, Bethlehem, Pennsylvania, 18017, Attention:
Michele A. Linsky, Corporate Secretary, no later than December 4, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the Proxy Statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

      Stockholder proposals which are not submitted for inclusion in KNBT Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of KNBT Bancorp's Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by December 4, 2004. The notice must include the information required by Section 2.10 of our Bylaws.

      Stockholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a stockholder who has complied with the notice provisions in the Bylaws. Written notice of a stockholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of stockholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of stockholders. For our annual meeting in 2005, this notice must be received by December 4, 2004. Each written notice of a stockholder nomination is required to set forth certain information specified in Section 3.12 of KNBT Bancorp's Bylaws. We did not receive any stockholder nominations with respect to this annual meeting.

      Other Stockholder Communications. Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of KNBT Bancorp, Inc., c/o Michele A. Linsky, Corporate Secretary, 90 Highland Avenue, Bethlehem, Pennsylvania, 18017.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

      A copy of our Annual Report on Form 10-K for the year ended December 31, 2003 accompanies this Proxy Statement. Such report is not part of the proxy solicitation materials.

      Upon receipt of a written request and a payment of a copying charge of ten cents per page we will furnish to any stockholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Ms. Michele A. Linsky, Corporate Secretary, KNBT Bancorp, 90 Highland Avenue, Bethlehem, Pennsylvania 18017.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      Management is not aware of any business to come before the annual meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of the solicitation of proxies will be borne by KNBT Bancorp. KNBT Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of KNBT Bancorp's common stock. In addition to solicitations by mail, directors, officers and employees of KNBT Bancorp may solicit proxies personally or by telephone without additional compensation. We have also engaged Georgeson Stockholder Communications, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $7,500.00, plus reimbursement of out-of-pocket expenses.

                                                                      Appendix A
                               KNBT BANCORP, INC.

                             AUDIT COMMITTEE CHARTER
                            (as of November 3, 2003)


I.    Audit Committee Purpose

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

      o     Appoint the Company's independent auditors.

      o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, legal, and regulatory compliance as prepared by management and reviewed by the independent auditors.

      o Monitor the qualifications, independence, and performance of the Company's independent auditors and internal auditing department.

      o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary within the Audit Committee's scope of responsibilities.

      The Audit Committee shall be directly responsible for appointing, determining funding for, and overseeing the independent auditors in accordance with Section 301 of the Sarbanes-Oxley Act of 2002 (the "Act") and section 10A(m)2 of the Securities Exchange Act of 1934 as amended (the "Exchange Act").

II.   Audit Committee Composition and Meetings

      Audit Committee members shall meet the requirements of the NASDAQ Stock Market (the "Nasdaq"). The Audit Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent, as such term is defined in the Rules of the Nasdaq, free from any relationship that would interfere with the exercise of his or her independent judgment. In order to maintain independent judgment, Audit Committee members are prohibited from receiving any consulting, advisory, or other compensatory fee from the Company, other than payment for board or committee service, and Audit Committee members are prohibited from owning 20% or more of the Company's voting securities. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment, and at least one member of the Committee shall have accounting or related financial management expertise within the meaning of Rules of the Nasdaq.

      Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors no less than quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures. In addition, the Committee Chair or another member of the Committee selected thereby should review the Company's earnings releases with management and the independent auditors prior to their release.

III.  Audit Committee Responsibilities and Duties

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval. Have the charter published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements and unaudited interim financial statements including disclosures within "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles including critical accounting policies, practices, and judgments (see Item 11).

3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures, including the effect of the regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

4. Review with management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution of the Quarterly Report on Form 10-Q. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 99 (see Item 10). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

5. Review disclosures made by the CEO and the CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.

Independent Auditors

6. The Audit Committee shall be directly responsible for the appointment, compensation, oversight of the work, evaluation, and termination of the independent auditors (subject, if applicable, to shareholder ratification). The independent auditors report directly to the Audit Committee and the Audit Committee will be responsible for the resolution of any disagreements between management and the independent auditor regarding financial reporting. The Audit Committee shall also review the independence of the auditors.

7. All auditing services and all non-audit services, which are not prohibited by law, shall be pre-approved by the Audit Committee pursuant to such processes as are determined to be advisable.

      Exception - The pre-approval requirement set forth in the first sentence above, shall not be applicable with respect to the provision of non-audit services, if:

            (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditor during the calendar year in which the non-audit services are provided;

            (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and

            (iii) such services are promptly brought to the attention of the
                  Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

      Delegation - The Committee may delegate to one or more designated members of the Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

      The pre-approval policies and procedures will be disclosed in the Company's proxy statements and annual reports in the manner directed by the regulations of the SEC or the Rules of the Nasdaq, as applicable.

8. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. Consider whether the provision of any non-audit services by the independent auditors is compatible with maintaining the auditor's independence.

9. Review the independent auditors' audit plan including discussions of audit scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

10. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors including any audit problems or difficulties and management's response. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 99 and obtain the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1.

11. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Prior to releasing the year-end earnings, obtain a report from the independent auditors containing (a) all critical accounting policies used by the Company, (b) alternative accounting treatments that have been discussed with management and the potential ramifications of using those alternatives, and (c) other written communications provided by the independent auditor to management, e.g., a management letter and schedule of unadjusted audit differences.

12. Require independent auditor partner (including both the audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit) rotation for a period of no less than five years after each such partner serves in this capacity for five years.

13. Ensure no former upper level employees of the independent auditor who could influence the independent auditor serve in an accounting role or financial reporting oversight role of the Company, as such terms are defined by the regulation.

14. Inquire of the independent auditors whether any member of the audit engagement team received bonuses or incentive compensation based on the sale of non-audit products or services to the Company, which is prohibited by the Act and the provisions of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated there under.

15. Review the audit engagement team to determine appropriate qualifications as well as to determine whether any members would be disqualified under the independence provisions of the Exchange Act and the regulations promulgated there under, including, but not limited to, Regulation S-X.

16. Ensure that the Company provides the required proxy statement and annual report disclosure of the fees paid to the independent auditors.

Internal Audit Department

17.   Review the annual internal audit plan and recommend any changes.

18. Review the activities, organizational structure, and qualifications of the internal audit department, as needed.

19. The Director of Internal Audit and Compliance reports to the Audit Committee, which is responsible for the appointment, performance, evaluation, termination and re-assignment of this position.

20. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

Other Audit Committee Responsibilities

21. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report must be included in the Company's annual proxy statement. The Audit Committee will also make a specific recommendation, disclosed in the proxy statement, whether or not the Company's audited financial statements be included in the Company's annual report to shareholders.

22. Establish procedures for the receipt, retention, and treatment of internal and external complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. In establishing such procedures, the Committee must provide for the ability of the Company's employees to submit by confidential, anonymous submission any concerns regarding questionable accounting or auditing matters.

23. Review and approve all related-party transactions (e.g. Company transactions with any director or executive officer of the Company or any Company security holder with more than five percent of the voting securities, including immediate family members or associates or affiliates of any of the above).

24. Perform any other activities consistent with this Charter, the Company's Articles of Incorporation and By-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

25. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

26. Review the process for communicating and compliance with the Company's "Code of Conduct" to all employees as detailed in the employee manual. This "Code" also includes the "Employee Protection Against Retaliation Policy, which details procedures for reporting violations of the Code of Conduct.

                                                                      Appendix B

                               KNBT BANCORP, INC.

            CHARTER OF NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
                            OF THE BOARD OF DIRECTORS

I.    Purpose

      The Nominating and Corporate Governance Committee (the "Committee") is appointed by the Board of Directors (the "Board") of KNBT Bancorp, Inc. (the "Company") to assist the Board in fulfilling its oversight responsibility. The primary duties and responsibilities of the Committee are to:

      o identify and recommend to the full Board the selection of qualified individuals to serve as Board members and recommend to the full Board director nominees for each Annual Meeting of Shareholders;

      o develop corporate governance principles applicable to the Company and to govern the conduct of the Board and its members; and

      o review nominations for director submitted by shareholders pursuant to Section 3.12 of the Company's Bylaws.

      The Committee has the authority to access any consultant of the Company to aid it in its responsibilities. The Committee has the authority and ability to retain, compensate and terminate, at the Company's expense, any search firm used to identify director candidates as is necessary to undertake its responsibilities.

II.   Compensation and Meetings

      Members of the Committee, as well as other committees of the Board, must meet applicable Nasdaq National Market listing standards and other statutory or regulatory requirements relative to director independence. The Committee must have two or more independent directors as determined by the Board, each of whom must be independent, non-employee directors, free from any relationship that would interfere with the exercise of its members' equitable judgment. Non-independent directors may attend Committee meetings and assist the Committee in establishing its meeting agendas. Compensation for service on the Committee will be established by the full Board based on the recommendations of the Executive Committee.

      Members of the Committee, as well as other committees of the Board, are appointed by the Board of Directors at its Annual Meeting. Each committee of the Board will select the chair of such committee.

      The Committee shall establish its own schedule for meetings throughout the year. The Committee Chair must approve an agenda in advance of each meeting. If the Chair is not present, the members of the Committee may designate a Chair by a majority vote of those present. The Committee shall meet in executive session annually to review the performance of the Board and/or to discuss any other matters that it believes should be discussed without management present and will present a report to the Board.

      The Committee shall report to the Board of Directors. The Committee shall have authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion and to retain, terminate and obtain advice, reports or opinions from search firms or other internal or outside advisors and legal counsel in the performance of its responsibilities, and shall have the sole authority to approve related fees and retention terms.

III.  Goals, Responsibilities and Duties

      The Committee shall establish criteria for the selection of new directors to serve on the Board of Directors.

      A.    Recommend Qualified Individuals for Board membership

            o Review individual qualifications for service of individuals on the full Board;

            o     Recommend to the Board individuals for Board membership;

            o Review shareholder submitted nominees for election of directors at the Annual Meeting of Shareholders; and

            o Recommend to the Board nominees for election of directors at the Annual Meeting of Shareholders.

      In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially. The Committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

      B.    Committee Membership and Qualifications

            o Recommend to the full Board the establishment of Board committees and subcommittees, as necessary, at the Annual Meeting of the Board and at other times during the year, if necessary;

            o Recommend to the full Board the membership and composition of each of the Board committees and sub-committees and recommend removal of any committee member, if necessary; and

            o     Review qualifications of Directors for committee membership.

      C.    Develop and Oversee Corporate Governance Principles

            o Develop and annually review Corporate Governance Principles for the overall governance of the Board of the Company and its subsidiaries and keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board in light of such developments as may be appropriate.

      D.    Other

            o Maintain minutes of meetings, which are circulated to the full Board and report to the full Board of Directors on a regular basis.

                                           Date: March 8, 2004
                                           Approved by Nominating and Corporate
                                           Governance Committee


                                           Date: March 22, 2004
                                           Approved by Board of Directors of
                                           KNBT Bancorp, Inc.

                                                                      Appendix C

                               KNBT BANCORP, INC.
                             2004 STOCK OPTION PLAN


                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

      KNBT Bancorp, Inc. (the "Corporation") hereby establishes this 2004 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

      The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

                                   ARTICLE III
                                   DEFINITIONS

      The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

      3.01 "Advisory Director" means a person appointed to serve in such capacity by the Board of either the Corporation or the Bank or the successors thereto.

      3.02 "Bank" means Keystone Nazareth Bank & Trust Company, the wholly owned subsidiary of the Corporation.

      3.03 "Beneficiary" means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Optionee's surviving spouse, if any, or if none, his or her estate.

      3.04 "Board" means the Board of Directors of the Corporation.

      3.05 "Change in Control of the Corporation" shall mean the occurrence of any of the following events:


            (i) approval by the shareholders of the Corporation of a transaction that would result and does result in the reorganization, merger or consolidation of the Corporation, with one or more other persons, other than a transaction following which:

                  (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Corporation; and

                  (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Corporation;

            (ii) the acquisition of all or substantially all of the assets of the Corporation or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Corporation entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the shareholders of the Corporation of any transaction which would result in such an acquisition;

            (iii) a complete liquidation or dissolution of the Corporation or the Bank, or approval by the shareholders of the Corporation of a plan for such liquidation or dissolution;

            (iv) the occurrence of any event if, immediately following such event, members of the Board of Directors of the Corporation who belong to any of the following groups do not aggregate at least a majority of the Board of Directors of the Corporation:

                  (A) individuals who were members of the Board of Directors of the Corporation on the Effective Date of this Plan; or

                  (B) individuals who first became members of the Board of Directors of the Corporation after the Effective Date of this Plan either:

                        (1) upon election to serve as a member of the Board of Directors of the Corporation by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

                        (2) upon election by the shareholders of the Board of Directors of the Corporation to serve as a member of the Board of Directors of the Corporation, but only if nominated for election by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first nomination;

      provided that such individual's election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Board of the Directors of the Corporation; or

            (v) any event which would be described in Section 3.05(i), (ii),
      (iii) or (iv) if the term "Bank" were substituted for the term "Corporation" therein and the term "Board of Directors of the Bank" were substituted for the term "Board of Directors of the Corporation" therein.

      In no event, however, shall a Change in Control of the Corporation be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Company, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 3.04, the term "person" shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

      3.06 "Code" means the Internal Revenue Code of 1986, as amended.

      3.07 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director (i) as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto, (ii) within the meaning of Section 162(m) of the Code or any successor thereto and (iii) shall be independent as defined by the Marketplace Rules of the Nasdaq Stock Market.

      3.08 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

      3.09 "Director" means a member of the Board of Directors of the Corporation or a Subsidiary Corporation or any successors thereto, including Non-Employee Directors as well as Officer and Employees serving as Directors.

      3.10 "Disability" means any physical or mental impairment which (i) qualifies an Optionee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or (ii) if no such plan applies, would qualify such Optionee for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan, as determined in the sole discretion of the Committee.

      3.11 "Effective Date" means the date upon which the Board adopts this Plan.

      3.12 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

      3.13 "Employer Group" means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

      3.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      3.15 "Exercise Price" means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

      3.16 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Option is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

      3.17 "FDIC" means the Federal Deposit Insurance Corporation.

      3.18 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

      3.19 "Non-Employee Director" means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

      3.20 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

      3.21 "Offering" means the offering of Common Stock to the public completed during 2003 in connection with the conversion of the Bank from the mutual to the stock form of organization and the issuance of the capital stock of the Bank to the Corporation.

      3.22 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

      3.23 "Option" means a right granted under this Plan to purchase Common Stock.

      3.24 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

      3.25 "Retirement" means:

      (a) A termination of employment which constitutes a "retirement" at the "normal retirement age" or later under the Keystone Nazareth Bank & Trust Company 401(k) Plan or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute "retirement" under the Keystone Nazareth Bank & Trust Company 401(k) Plan, if such individual were a participant in that plan, provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an Advisory Director.

      (b) With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including service as an Advisory Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Company.

      3.26 "Stock Option Agreement" means the written agreement setting forth the number of shares subject to the Option, the exercise price thereof, designating the Option as an Incentive Stock Option or a Non-Qualified Option and such other terms of the Option as the Committee shall deem appropriate.

      3.27 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

      4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee's tax withholding obligation pursuant to Section
12.02 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations, include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

      4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an (i) "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations and (ii) an "independent director" as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

      4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation or Bylaws or the Bank's Articles of Incorporation and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

      4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

      4.05 Compliance with Law and Regulations. All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

      4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                   ELIGIBILITY

      Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

      6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 2,020,118. None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares. During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares available under this Plan.

      6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                   ARTICLE VII
                                DETERMINATION OF
                         OPTIONS, NUMBER OF SHARES, ETC.

      The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to him or her.

                                  ARTICLE VIII
                                     OPTIONS

      Each Option granted hereunder shall be on the following terms and conditions:

      8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

      8.02 Option Exercise Price.

      (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

      (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

      8.03 Vesting and Exercise of Options.

      (a) General Rules. Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant as shall be determined by the Committee and the right to exercise shall be cumulative. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee's employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as an Advisory Director) with the Corporation or any of the Subsidiary Companies is terminated. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

      (b) Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) because of his death or Disability (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group). Furthermore, notwithstanding the general rule contained in Section 8.03(a), all Options granted under this Plan shall become vested and exercisable in full as of the effective date of a Change in Control.

      8.04 Duration of Options.

      (a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise to a period not exceeding three (3) years. In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of Optionee's status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available. In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

      (b) Exception for Termination Due to Disability, Retirement, Change in Control or Death. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or

Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

      Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten
(10) year term of the Option from the date of grant.

      If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

      In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

      8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals. For purposes hereof, "immediate family" includes but is not necessarily limited to, the Participant's spouse, children (including step children), parents, grandchildren and great grandchildren. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

      8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

      8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been
(x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option.

      8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

      8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan which are designated as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

            (a) Amount Limitation. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

            (b) Limitation on Ten Percent Shareholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

            (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any minimum withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(C)).

                                   ARTICLE IX
                         ADJUSTMENTS FOR CAPITAL CHANGES

      The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement. In addition, notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Options may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, providing that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to Incentive Stock Options would be treated as a modification of the outstanding Incentive Stock Options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new Incentive Stock Options would be deemed to be granted, then no adjustment to the per share exercise price of outstanding stock options shall be made.

                                    ARTICLE X
                      AMENDMENT AND TERMINATION OF THE PLAN

      The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to regulations of the FDIC and any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article IX hereof or except as specifically authorized herein.

      Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without shareholder approval amend the Plan or shall the Board of Directors or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Corporation's capitalization).

                                   ARTICLE XI
                                EMPLOYMENT RIGHTS

      Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

                                   ARTICLE XII
                                   WITHHOLDING

      12.01 Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.09(c).


      12.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee's delivery of previously owned shares of Common Stock or other property.

                                  ARTICLE XIII
                                DEFERRED PAYMENTS

      13.01 Deferral of Options. Notwithstanding any other provision of this Plan, an Optionee may elect, with the permission of the Committee and consistent with any rules and regulations established by the Committee, to defer the delivery of the proceeds of the exercise of any Non-Qualified Option not transferred under the provisions of Section 8.05. The exercise price of such Non-Qualified options must be paid for by the delivery of shares of Common Stock owned by Optionee for more than six months as of the exercise date of such Non-Qualified Options for which deferral of the delivery of the proceeds is sought.

      13.02 Timing of Election. The election to defer the delivery of the proceeds from any eligible Non-Qualified Option must be made at least six (6) months prior to the date such Option is exercised or at such other time as the Committee may specify. Deferrals of eligible Non-Qualified Options shall only be allowed for exercises of Options that occur while the Optionee is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the proceeds from an eligible Non-Qualified Option shall be irrevocable as long as the Optionee remains an Employee and/or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.

      13.03 Accelerated Distributions. The Committee may, at its sole discretion, allow for the early payment of a Participant's deferred Option account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Optionee. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Optionee that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Code and the regulations promulgated thereunder.

      13.04 Assignability. No rights to deferred Option accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that an Optionee may designate a beneficiary pursuant to any rules established by the Committee.

      13.05 Unfunded Status. No Optionee or other person shall have any interest in any fund or in any specific asset of the Corporation or any of its Subsidiary Companies by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Optionee or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve or trust or make any investment for the purpose of satisfying the obligations created under this Article XIII of the Plan; provided, however, that no Optionee or other person shall have any interest in such reserve, trust or investment.

                                   ARTICLE XIV
                        EFFECTIVE DATE OF THE PLAN; TERM

      14.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by shareholders and no later than the termination of the Plan, provided this Plan is approved by shareholders of the Corporation pursuant to Article XV hereof.

      14.02 Term of Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

                                   ARTICLE XV
                              SHAREHOLDER APPROVAL

      The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, and (iii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq National Market.

                                   ARTICLE XVI
                                  MISCELLANEOUS

      16.01 Governing Law. To the extent not governed by Federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

                                                                      Appendix D


                               KNBT BANCORP, INC.
             2004 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT


                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

      1.01 KNBT Bancorp, Inc. (the "Corporation") hereby establishes the 2004 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 2004 Recognition and Retention Plan and Trust Agreement (the "Agreement").

      1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

      The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

                                   ARTICLE III
                                   DEFINITIONS

      The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

      3.01 "Advisory Director" means a person appointed to serve in such capacity by the Board of either the Corporation or the Bank or the successors thereto.

      3.02 "Bank" means Keystone Nazareth Bank & Trust Company, the wholly owned subsidiary of the Corporation.

      3.03 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his or her estate.

      3.04 "Board" means the Board of Directors of the Corporation.

      3.05 "Change in Control of the Corporation" shall mean the occurrence of any of the following events:

            (i) approval by the shareholders of the Corporation of a transaction that would result and does result in the reorganization, merger or consolidation of the Corporation, with one or more other persons, other than a transaction following which:

                  (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Corporation; and

                  (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Corporation;

            (ii) the acquisition of all or substantially all of the assets of the Corporation or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Corporation entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the shareholders of the Corporation of any transaction which would result in such an acquisition;

            (iii) a complete liquidation or dissolution of the Corporation or the Bank, or approval by the shareholders of the Corporation of a plan for such liquidation or dissolution;

            (iv) the occurrence of any event if, immediately following such event, members of the Board of Directors of the Corporation who belong to any of the following groups do not aggregate at least a majority of the Board of Directors of the Corporation:

                        (A) individuals who were members of the Board of
            Directors of the Corporation on the Effective Date of this Plan; or

                        (B) individuals who first became members of the Board of
            Directors of the Corporation after the Effective Date of this Plan either:

                                (1) upon election to serve as a member of the
            Board of Directors of the Corporation by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

                                (2) upon election by the shareholders of the
            Board of Directors of the Corporation to serve as a member of the Board of Directors of the Corporation, but only if nominated for election by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first nomination;

            provided that such individual's election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Board of the Directors of the Corporation; or

            (v) any event which would be described in Section 3.05(i), (ii),
      (iii) or (iv) if the term "Bank" were substituted for the term "Corporation" therein and the term "Board of Directors of the Bank" were substituted for the term "Board of Directors of the Corporation" therein.

      In no event, however, shall a Change in Control of the Corporation be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Company, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this
      Section 3.04, the term "person" shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

      3.06 "Code" means the Internal Revenue Code of 1986, as amended.

      3.07 "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

      3.08 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

      3.09 "Director" means a member of the Board of Directors of the Corporation or a Subsidiary Corporation or any successors thereto, including Non-Employee Directors as well as Officer and Employees serving as Directors.

      3.10 "Disability" means any physical or mental impairment which (i) qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company or (ii) if no such plan applies, would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan, as determined in the sole discretion of the Committee.

      3.11 "Effective Date" means the day upon which the Board adopts this Plan.

      3.12 "Employee" means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

      3.13 "Employer Group" means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

      3.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      3.15 "FDIC" means the Federal Deposit Insurance Corporation.

      3.16 "Non-Employee Director" means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director who is not an Officer or Employee of the Corporation or any Subsidiary Company.

      3.17 "Offering" means the offering of Common Stock to the public completed during 2003 in connection with the conversion of the Bank from the mutual to the stock form of organization and the issuance of the capital stock of the Bank to the Corporation.

      3.18 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

      3.19 "Performance Share Award" means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

      3.20 "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The establishment of Performance Goals are intended to make the applicable Performance Share Awards "performance-based" compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

               (i)         net income, as adjusted for non-recurring items;
               (ii)        cash earnings;
               (iii)       earnings per share;
               (iv)        cash earnings per share;
               (v)         return on average equity;
               (vi)        return on average assets;
               (vii)       assets;
               (viii)      stock price;
               (ix)        total shareholder return;
               (x)         capital;
               (xi)        net interest income;
               (xii)       market share;
               (xiii)      cost control or efficiency ratio; and
               (xiv)       asset growth.

      3.21 "Plan Shares" or "Shares" means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

      3.22 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof, and includes Performance Share Awards.

      3.23 "Recipient" means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

      3.24 "Retirement" means:

      (a) A termination of employment which constitutes a "retirement" at the "normal retirement age" or later under the Keystone Nazareth Bank & Trust Company 401(k) Plan or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute "retirement" under the Keystone Nazareth Bank & Trust Company 401(k) Plan, if such individual were a participant in that plan; provided, however, that the provisions of this subsection (a) will not apply as long as a Recipient continues to serve as a Non-Employee Director, including service as an Advisory Director.

      (b) With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including service as an Advisory Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Company.

      3.25 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

      3.26 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

      4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an (i) "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations and (ii) an "independent director" as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

      4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

      4.03 Revocation for Misconduct. Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation or Bylaws or the Bank's Articles of Incorporation and Bylaws or the constituent documents of such other Subsidiary Company on whose board he or she serves shall terminate as of the effective date of such removal.

      4.04 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

      4.05 Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents ors approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

      4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                  CONTRIBUTIONS

      5.01 Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

      5.02 Investment of Trust Assets; Number of Plan Shares. Subject to Section
8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 808,047 shares of Common Stock, subject to adjustment as provided in Section 10.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from shareholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares available under this Plan.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

      6.01 Awards. Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees to whom Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him or her.

      6.02 Form of Allocation. As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The Board or the Committee shall maintain records as to all grants of Plan Share Awards or Performance Share Awards under the Plan.

      6.03 Allocations Not Required to any Specific Employee or Non-Employee Director. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.


                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

      7.01 Earning Plan Shares; Forfeitures.

      (a) General Rules. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at a rate no more rapid than twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, such vesting rate to be determined by the Committee. If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) is terminated before the Plan Share Award has been completely earned for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan.

      (b) Exception for Terminations Due to Death, Disability or Change in Control. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter. Furthermore, notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

      7.02 Distribution of Dividends. Any cash dividends (including special large and nonrecurring dividends and including any that has the effect of a return of capital to the Corporation's shareholders) or stock dividends declared in respect of each unvested Plan Share Award (excluding any unearned Performance Share Awards) then held by the Trust will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Trust's receipt thereof to the Recipient on whose behalf such Plan Share is then held by the Trust. Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Performance Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Performance Share Award is then held by the Trust, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Performance Share Awards become earned.

      7.03  Distribution of Plan Shares.

            (a) Timing of Distributions: General Rule. Subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned.

            (b) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

            (c) Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

            (d) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

      7.04 Voting of Plan Shares. After a Plan Share Award (other than a Performance Share Award) has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award and shares subject to Performance Share Awards which have not yet vested and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

      7.05 Performance Awards.

      (a) Designation of Performance Share Awards. The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement ("Performance Award Agreement"), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code or any successor thereto.

      (b) Timing of Grants. Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

      (c) Restrictions on Grants. Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

      (d) Rights of Recipients. Notwithstanding anything to the contrary herein, a Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a shareholder until the Common Stock is issued pursuant to the terms of the Performance Award Agreement.

      (e) Distribution. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.


      7.06 Nontransferable. Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to
Section 6.02 and/or 7.05(a), as the case may be. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

                                  ARTICLE VIII
                                      TRUST

      8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

      8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

            (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

            (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

            (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

            (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

            (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

            (f) To employ brokers, agents, custodians, consultants and accountants.

            (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

            (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

      Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

      8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

      8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

      8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   ARTICLE IX
                                DEFERRED PAYMENTS

      9.01 Deferral of Plan Shares. Notwithstanding any other provision of this Plan, any Recipient may elect, with the permission of the Committee and consistent with any rules and regulations established by the Board, to defer the receipt of Plan Shares granted hereunder.

      9.02 Timing of Election. The election to defer the delivery of any Plan Shares must be made no later than the last day of the calendar year preceding the calendar year in which the Recipient would otherwise have an unrestricted right to receive such Shares. Deferrals of eligible Plan Shares shall only be allowed for Plan Share Awards for which all applicable restrictions lapse while the Recipient is in active service with the Corporation or one of the Subsidiary Companies. Any election to defer the proceeds from an eligible Plan Share Award shall be irrevocable as long as the Recipient remains an Employee or a Non-Employee Director.

      9.03 Accelerated Distributions. The Committee may, at its sole discretion, allow for the early payment of a Participant's deferred Plan Share Award account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Recipient. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Recipient that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Code and the regulations promulgated thereunder.

      9.04 Assignability. No rights to deferred Recipient accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that a Recipient may designate a beneficiary pursuant to any rules established by the Committee.

      9.05 Unfunded Status. No Recipient or other person shall have any interest in any fund or in any specific asset of the Corporation or any of its Subsidiary Companies by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Recipient or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve or trust or make any investment for the purpose of satisfying the obligations created under this Article IX of the Plan; provided, however, that no Recipient or other person shall have any interest in such reserve, trust or investment.

                                    ARTICLE X
                                  MISCELLANEOUS

      10.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any unvested Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

      10.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his or her Plan Share Award except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient regardless of whether or not such Plan Share Award had otherwise been earned under the service requirements set forth in Article VII. Notwithstanding any other provision of the Plan, this Plan may not be terminated until such time as all Plan Shares held by the Trust have been awarded to Plan Recipients and shall be deemed to be earned prior to the time of termination.

      10.03 Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

      10.04 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

      10.05 Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the Commonwealth of Pennsylvania.

      10.06 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Corporation and prior to the termination of the Plan. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan is subject to the approval of the Corporation's shareholders.

      10.07 Term of Plan. This Plan shall remain in effect until the earlier of
(i) ten (10) years from the Effective Date, (ii) termination by the Board, or
(iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

      10.08 Tax Status of Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of
Section 671 et seq. of the Code, as the same may be amended from time to time.

      IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 22nd day of March, 2004.


KNBT BANCORP, INC.                                            TRUSTEES:

By:      /s/ Scott V. Fainor                          /s/ Jeffrey P. Feather
         ----------------------------------           -----------------------
         Scott V. Fainor                              Jeffrey P. Feather
         President and Chief Executive Officer

                                                      /s/ R. Chadwick Paul, Jr.
                                                      --------------------------
                                                      R. Chadwick Paul, Jr.


                                                      /s/ Kenneth R. Smith
                                                      --------------------------
                                                      Kenneth R. Smith


                                                       /s/ R. Charles Stehly
                                                      --------------------------
                                                       R. Charles Stehly


                                                       /s/ Richard Stevens, III
                                                      --------------------------
                                                       Richard Stevens, III

|X| Please Mark Votes              KNBT BANCORP, INC.
    As in This Example      ANNUAL MEETING OF SHAREHOLDERS       REVOCABLE PROXY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF KNBT BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 6, 2004 AND AT ANY ADJOURNMENT THEREOF.

      The undersigned hereby appoints the Board of Directors of KNBT Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of KNBT Bancorp, Inc. held of record by the undersigned on March 19, 2004 at the Annual Meeting of Stockholders to be held in the Franklin and Jefferson Rooms at the Holiday Inn Bethlehem, located at 300 Gateway Drive, Bethlehem, Pennsylvania on May 6, 2004, at 9:00 a.m., Eastern Daylight Time, or at any adjournment thereof.

1. THE ELECTION as directors of all nominees listed (except as marked to the contrary below):

      |_|  FOR                 |_|  WITHHOLD            |_|  FOR ALL EXCEPT

Nominees for three-year term expiring in 2007: Scott V. Fainor, Christian F. Martin, IV, R. Paul Chadwick, Jr., Kenneth R. Smith and R. Charles Stehly

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

-------------------------------------------

2.    PROPOSAL to adopt the 2004 Stock Option Plan.

      |_|  FOR                 |_|  AGAINST             |_|  ABSTAIN


3.    PROPOSAL to adopt the 2004 Recognition and Retention Plan and Trust
      Agreement.

      |_|  FOR                 |_|  AGAINST             |_|  ABSTAIN


4. PROPOSAL TO RATIFY THE APPOINTMENT by the Audit Committee of the Board of Directors of Grant Thornton LLP as KNBT Bancorp's independent auditors for the fiscal year ending December 31, 2004.

      |_|  FOR                 |_|  AGAINST             |_|  ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all of the nominees listed above, "FOR" the stock option plan, "FOR" the recognition plan and "FOR" the ratification of the appointment of Grant Thornton LLP.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF KNBT BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE STOCK OPTION PLAN, FOR THE RECOGNITION PLAN, FOR RATIFICATION OF THE APPOINTMENT OF KNBT BANCORP'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


      Dated:                    , 2004
            --------------------


      -------------------------------------

      -------------------------------------
      Signatures


Please sign this proxy exactly as your names(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.


--------------------------------------------------------------------------------
      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

|X| Please Mark Votes         ESOP VOTING INSTRUCTION BALLOT
    As in This Example              KNBT BANCORP, INC.

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan of KNBT Bancorp, Inc. and/or the Trustees of the former First Colonial Group, Inc. Employee Stock Ownership Plan which holds shares of KNBT Bancorp to vote, as designated below, all the shares of common stock allocated pursuant to the ESOP(s) to the undersigned as of March 19, 2004 at the Annual Meeting of Stockholders to be held in the Franklin and Jefferson Rooms at the Holiday Inn Bethlehem located at 300 Gateway Drive, Bethlehem, Pennsylvania, on Thursday, May 6, 2004, at 9:00 a.m., Eastern Daylight Time, or at any adjournment thereof.

1. THE ELECTION as directors of all nominees listed (except as marked to the contrary below):

      |_|  FOR                 |_|  WITHHOLD            |_|  FOR ALL EXCEPT

Nominees for three-year term expiring in 2007: Scott V. Fainor, Christian F. Martin, IV, R. Paul Chadwick, Jr., Kenneth R. Smith and R. Charles Stehly

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

----------------------------------------

2.    PROPOSAL to adopt the 2004 Stock Option Plan.

      |_|  FOR                 |_|  AGAINST             |_|  ABSTAIN


3.    PROPOSAL to adopt the 2004 Recognition and Retention Plan and Trust
      Agreement.

      |_|  FOR                 |_|  AGAINST             |_|  ABSTAIN


4. PROPOSAL TO RATIFY THE APPOINTMENT by the Audit Committee of the Board of Directors of Grant Thornton LLP as KNBT Bancorp's independent auditors for the fiscal year ending December 31, 2004.

      |_|  FOR                 |_|  AGAINST             |_|  ABSTAIN

5. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

      KNBT Bancorp's Board of Directors recommends that you vote FOR the Board's nominees for director and FOR Proposals 2, 3 and 4. Such votes are hereby solicited by KNBT Bancorp's Board of Directors.


Dated:   April ___, 2004
                                           -------------------------------------
                                           (Print Name)

                                           -------------------------------------
                                           Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposals 2, 3 and 4.

[GRAPHIC OMITTED]
KNBT Bancorp, Inc.
--------------------------------------------------------------------------------
                                               90 Highland Avenue
                                               Bethlehem, Pennsylvania 18017




                                                                 April 2, 2004



To: Persons Allocated Common Stock Under KNBT Bancorp, Inc.'s Employee Stock Ownership Plan and/or the Employee Stock Ownership Plan of the former First Colonial Group, Inc.

      As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders of KNBT Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of KNBT Bancorp, Inc. allocated to you pursuant to the Employee Stock Ownership Plan(s) will be voted.

      Provided with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares allocated to you. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP(s) by marking, dating, signing and returning the enclosed voting instruction ballot to the administrator of the ESOP(s) promptly, but no later than Thursday, April 29, 2004 in order that the Plan Administrator will certify the totals to the Trustees of the ESOP(s) for the purpose of having those shares voted by the Trustees.

      We urge each of you to vote, as a means of participating in the governance of the affairs of KNBT Bancorp, Inc. If your voting instructions for the shares held in the ESOP(s) are not received, the shares generally will not be voted by the Trustees. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

      Please note that these materials relate only to those shares which have been granted to you under the ESOP(s). You will receive other voting material for those shares owned by you individually and not under the ESOP(s).

                                          Sincerely,

                                          /s/ Scott V. Fainor

                                          Scott V. Fainor
                                          President and Chief Executive Officer